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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): April 16, 1999





                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      333-39127                 13-5674085
----------------------------           ------------         -------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)



  250 Vesey Street
  World Financial Center, North Tower
  New York, New York                                               10281
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  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 449-1000
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

Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Merrill Lynch Mortgage Investors, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Home Equity Loan Asset Backed Certificates, Series 1999-PNB1 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the three years in the period ended December 31, 1998, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and
(iii) the prospectus supplement for Providian Home Equity Loan Trust 1999-1, Home Equity Loan Asset Backed Certificates, Series 1999-PNB1, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 23, 1999 and the prospectus supplement dated April 16, 1999 (collectively, the "Prospectus"), of Merrill Lynch Mortgage Investors, Inc., relating to its Providian Home Equity Loan Asset Backed Certificates, Series 1999-PNB1.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PricewaterhouseCoopers

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MERRILL LYNCH MORTGAGE INVESTORS,
                                              INC.



                                              By:  /s/ Michael M. McGovern
                                                   --------------------------
                                                   Name:  Michael M. McGovern
                                                   Title: Secretary



Dated:  April 21, 1999

Exhibit Index
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Exhibit                                                                  Page
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23.1          Consent of PricewaterhouseCoopers LLP

                      Consent of Independent Accountants






         We consent to the incorporation by reference in the registration statement (No. 333-39127) of Merrill Lynch Mortgage Investors, Inc. (the "Registrant") and the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated April 16, 1999, of our report dated February 2, 1999 on the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998 which report appears in the Form 10-K of MBIA Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                        /s/ PricewaterhouseCoopers LLP
                        ------------------------------


April 21, 1999